Vanguard® Emerging Markets Bond Fund
Schedule of Investments (unaudited)
As of June 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (1.4%)
[1,2]	United States Treasury Note/Bond	4.125%	11/15/32	23,860	24,386
[1,2,3]	United States Treasury Note/Bond	3.000%	8/15/52	11,695	9,944
Total U.S. Government and Agency Obligations (Cost $35,110)					34,330
Corporate Bonds (20.5%)
Azerbaijan (1.1%)
[4]	Southern Gas Corridor CJSC	6.875%	3/24/26	23,215	23,576
	State Oil Co. of The Azerbaijan Republic	6.950%	3/18/30	3,335	3,435
					27,011
Brazil (2.9%)
	Embraer Netherlands Finance BV	5.050%	6/15/25	10,775	10,643
	Embraer Netherlands Finance BV	5.400%	2/1/27	5,600	5,380
	Globo Comunicacao e Participacoes SA	5.500%	1/14/32	11,870	9,253
	Petrobras Global Finance BV	8.750%	5/23/26	11,424	12,331
	Petrobras Global Finance BV	5.093%	1/15/30	2,000	1,864
	Sitios Latinoamerica SAB de CV	5.375%	4/4/32	7,760	7,035
	Vale Overseas Ltd.	6.125%	6/12/33	28,825	28,895
					75,401
Chile (2.0%)
	Alfa Desarrollo SpA	4.550%	9/27/51	5,970	4,381
	Empresa Nacional del Petroleo	3.750%	8/5/26	19,716	18,669
	Empresa Nacional del Petroleo	5.250%	11/6/29	15,289	14,780
[5]	Inversiones CMPC SA	6.125%	6/23/33	12,175	12,264
					50,094
Colombia (1.8%)
	Ecopetrol SA	8.625%	1/19/29	20,217	20,248
	Ecopetrol SA	8.875%	1/13/33	25,929	25,651
					45,899
Indonesia (1.2%)
	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.750%	5/15/25	3,270	3,184
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	19,998	20,055
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.875%	7/17/29	3,000	2,751
[6]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	4,400	3,622
					29,612
Israel (0.4%)
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	5,050	5,213
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	4,940	5,167
					10,380

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Kazakhstan (0.9%)
[7]	Development Bank of Kazakhstan JSC	10.950%	5/6/26	3,450,000	6,343
[8]	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	1,750	1,887
	KazMunayGas National Co. JSC	5.750%	4/19/47	1,840	1,501
	KazMunayGas National Co. JSC	6.375%	10/24/48	13,500	11,581
	QazaqGaz NC JSC	4.375%	9/26/27	2,999	2,791
					24,103
Malaysia (1.9%)
	Petroliam Nasional Bhd	7.625%	10/15/26	2,280	2,430
	Petronas Capital Ltd.	3.500%	4/21/30	48,919	45,356
					47,786
Mexico (5.0%)
[5]	BBVA Bancomer SA	8.450%	6/29/38	18,300	18,283
[5]	Cemex SAB de CV	9.125%	Perpetual	11,950	12,128
	CIBANCO SA Institucion de Banca Multiple Trust	4.375%	7/22/31	8,565	6,361
[9]	Comision Federal de Electricidad	5.000%	9/29/36	7,405	6,152
	Petroleos Mexicanos	4.625%	9/21/23	2,716	2,691
	Petroleos Mexicanos	6.490%	1/23/27	16,768	14,886
	Petroleos Mexicanos	6.500%	3/13/27	6,145	5,459
	Petroleos Mexicanos	6.375%	1/23/45	13,607	8,358
	Petroleos Mexicanos	5.625%	1/23/46	1	1
	Petroleos Mexicanos	6.750%	9/21/47	32,907	20,606
	Petroleos Mexicanos	6.350%	2/12/48	12,060	7,267
	Petroleos Mexicanos	7.690%	1/23/50	16,953	11,480
	Petroleos Mexicanos	6.950%	1/28/60	22,639	14,104
					127,776
Morocco (0.2%)
	OCP SA	3.750%	6/23/31	5,950	4,920
Peru (0.9%)
	Minsur SA	4.500%	10/28/31	4,259	3,740
	Petroleos del Peru SA	5.625%	6/19/47	30,678	19,787
					23,527
South Africa (1.5%)
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	15,667	15,605
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	19,247	18,910
	Eskom Holdings SOC Ltd.	8.450%	8/10/28	1,000	953
[5]	Transnet SOC Ltd.	8.250%	2/6/28	3,121	3,031
					38,499
United Arab Emirates (0.6%)
	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	20,010	16,174
United Kingdom (0.1%)
	CK Hutchison International 21 Ltd.	1.500%	4/15/26	3,277	2,948
Venezuela (0.0%)
[9,10]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	78
[10]	Petroleos de Venezuela SA	5.375%	4/12/27	462	13
					91
Total Corporate Bonds (Cost $570,121)					524,221
Sovereign Bonds (73.9%)
Angola (1.7%)
	Republic of Angola	8.250%	5/9/28	17,490	15,523
	Republic of Angola	8.750%	4/14/32	21,320	17,970
	Republic of Angola	9.375%	5/8/48	2,000	1,585

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Republic of Angola	9.125%	11/26/49	11,522	8,898
					43,976
Argentina (1.1%)
	Republic of Argentina	1.000%	7/9/29	926	301
[11]	Republic of Argentina, 0.750% coupon rate effective 7/9/23	0.500%	7/9/30	25,853	8,590
[11]	Republic of Argentina, 3.625% coupon rate effective 7/9/23	1.500%	7/9/35	41,371	12,401
[11]	Republic of Argentina, 4.875% coupon rate effective 7/9/29	3.500%	7/9/41	18,040	5,784
					27,076
Azerbaijan (0.2%)
	Republic of Azerbaijan	4.750%	3/18/24	1,516	1,498
[9]	Republic of Azerbaijan	3.500%	9/1/32	3,000	2,567
					4,065
Bahrain (0.2%)
	Kingdom of Bahrain	6.250%	1/25/51	5,769	4,549
Bermuda (0.4%)
	Government of Bermuda	5.000%	7/15/32	10,402	10,183
Brazil (0.1%)
	Federative Republic of Brazil	4.750%	1/14/50	5,000	3,686
Cameroon (0.2%)
[6]	Republic of Cameroon	5.950%	7/7/32	6,192	4,848
Chile (1.7%)
	Republic of Chile	2.750%	1/31/27	10,950	10,156
	Republic of Chile	5.330%	1/5/54	33,400	33,213
					43,369
Colombia (2.6%)
	Republic of Colombia	8.000%	4/20/33	4,750	4,845
	Republic of Colombia	7.500%	2/2/34	61,468	60,302
	Republic of Colombia	5.200%	5/15/49	3,210	2,234
					67,381
Croatia (0.5%)
[6]	Republic of Croatia	4.000%	6/14/35	12,795	13,922
Dominican Republic (3.1%)
	Dominican Republic	5.500%	1/27/25	1,576	1,555
	Dominican Republic	6.875%	1/29/26	18,890	19,032
	Dominican Republic	5.950%	1/25/27	3,110	3,050
	Dominican Republic	5.500%	2/22/29	33,445	31,349
	Dominican Republic	4.500%	1/30/30	5,000	4,382
	Dominican Republic	5.875%	1/30/60	24,418	18,906
					78,274
Ecuador (1.2%)
[11]	Republic of Ecuador, 3.500% coupon rate effective 7/31/23	2.500%	7/31/35	39,745	13,671
[11]	Republic of Ecuador, 6.000% coupon rate effective 7/31/23	5.500%	7/31/30	35,370	17,152
					30,823
Egypt (2.6%)
	Arab Republic of Egypt	7.625%	5/29/32	1,600	930
	Arab Republic of Egypt	8.500%	1/31/47	28,549	15,189
	Arab Republic of Egypt	7.903%	2/21/48	29,391	15,097
	Arab Republic of Egypt	8.700%	3/1/49	20,457	11,039
	Arab Republic of Egypt	8.875%	5/29/50	8,963	4,835

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Arab Republic of Egypt	8.750%	9/30/51	18,198	9,813
	Arab Republic of Egypt	8.150%	11/20/59	16,204	8,402
	Arab Republic of Egypt	7.500%	2/16/61	2,300	1,154
					66,459
El Salvador (1.2%)
	Republic of El Salvador	8.625%	2/28/29	14,836	9,826
	Republic of El Salvador	8.250%	4/10/32	8,500	5,444
	Republic of El Salvador	7.125%	1/20/50	21,740	12,046
	Republic of El Salvador	9.500%	7/15/52	3,855	2,421
					29,737
Gabon (0.9%)
	Republic of Gabon	6.950%	6/16/25	13,995	13,164
[9]	Republic of Gabon	6.625%	2/6/31	7,000	5,571
	Republic of Gabon	7.000%	11/24/31	4,678	3,735
					22,470
Georgia (0.2%)
	Republic of Georgia	2.750%	4/22/26	5,000	4,493
Ghana (0.6%)
[9]	Republic of Ghana	8.950%	3/26/51	17,586	7,300
[9]	Republic of Ghana	8.750%	3/11/61	22,934	9,486
					16,786
Guatemala (2.7%)
	Republic of Guatemala	4.500%	5/3/26	18,683	17,880
	Republic of Guatemala	4.875%	2/13/28	7,500	7,132
	Republic of Guatemala	5.250%	8/10/29	9,980	9,513
[9]	Republic of Guatemala	4.900%	6/1/30	11,500	10,695
[5]	Republic of Guatemala	6.600%	6/13/36	22,800	22,939
					68,159
Honduras (0.8%)
[9]	Republic of Honduras	7.500%	3/15/24	5,311	5,270
	Republic of Honduras	5.625%	6/24/30	20,011	16,156
					21,426
Hungary (1.0%)
	Republic of Hungary	5.375%	3/25/24	662	660
[6]	Republic of Hungary	5.000%	2/22/27	16,650	18,258
[6]	Republic of Hungary	1.625%	4/28/32	6,800	5,615
					24,533
India (0.1%)
	Export-Import Bank of India	3.250%	1/15/30	3,000	2,658
Indonesia (3.2%)
[12]	Indonesia Treasury Bond	7.000%	2/15/33	512,307,000	36,102
	Republic of Indonesia	4.150%	9/20/27	28,266	27,422
	Republic of Indonesia	6.625%	2/17/37	15,123	17,345
					80,869
Israel (1.5%)
	State of Israel	4.500%	1/17/33	39,870	39,170
Ivory Coast (0.7%)
[9]	Ivory Coast	6.375%	3/3/28	3,980	3,845
[6]	Ivory Coast	4.875%	1/30/32	3,980	3,370
[6]	Ivory Coast	6.875%	10/17/40	2,815	2,339
[6,9]	Ivory Coast	6.625%	3/22/48	10,599	8,176
					17,730

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Jordan (1.2%)
	Kingdom of Jordan	7.750%	1/15/28	18,000	18,287
[5]	Kingdom of Jordan	7.500%	1/13/29	13,250	13,253
					31,540
Kenya (0.3%)
	Republic of Kenya	6.875%	6/24/24	8,660	8,242
Lebanon (0.1%)
[10]	Lebanon Republic	8.250%	4/12/21	2,430	285
[10]	Lebanon Republic	6.100%	10/4/22	2,250	149
[10]	Lebanon Republic	6.650%	4/22/24	2,890	190
[10]	Lebanon Republic	7.000%	3/20/28	6,310	428
[10]	Lebanon Republic	6.650%	2/26/30	4,900	326
[10]	Lebanon Republic	7.150%	11/20/31	1,445	96
[10]	Lebanon Republic	8.200%	5/17/33	1,445	95
[10]	Lebanon Republic	8.250%	5/17/34	1,445	93
					1,662
Mexico (3.8%)
[13]	Mexican Bonos	8.500%	11/18/38	281,000	15,950
[13]	Mexican Bonos	7.750%	11/13/42	260,000	13,604
	United Mexican States	5.400%	2/9/28	9,937	10,103
	United Mexican States	2.659%	5/24/31	43,514	36,211
	United Mexican States	6.350%	2/9/35	7,198	7,576
	United Mexican States	4.400%	2/12/52	4,147	3,277
	United Mexican States	6.338%	5/4/53	9,813	10,018
					96,739
Morocco (1.5%)
	Kingdom of Morocco	5.950%	3/8/28	12,000	12,104
[6]	Kingdom of Morocco	2.000%	9/30/30	11,930	10,429
[6]	Kingdom of Morocco	1.500%	11/27/31	3,750	3,031
	Kingdom of Morocco	6.500%	9/8/33	7,420	7,623
	Kingdom of Morocco	4.000%	12/15/50	6,999	4,706
					37,893
Mozambique (0.2%)
[11]	Republic of Mozambique, 9.000% coupon rate effective 9/15/23	5.000%	9/15/31	6,850	5,201
Namibia (0.2%)
	Republic of Namibia	5.250%	10/29/25	4,902	4,661
Nigeria (2.2%)
	Republic of Nigeria	6.500%	11/28/27	7,790	6,793
	Republic of Nigeria	6.125%	9/28/28	10,164	8,463
	Republic of Nigeria	8.375%	3/24/29	12,408	11,166
	Republic of Nigeria	8.747%	1/21/31	9,980	8,942
	Republic of Nigeria	7.875%	2/16/32	10,532	8,835
	Republic of Nigeria	8.250%	9/28/51	17,402	13,009
					57,208
Oman (3.5%)
	Sultanate of Oman	4.750%	6/15/26	31,511	30,636
	Sultanate of Oman	5.375%	3/8/27	19,135	18,771
	Sultanate of Oman	6.750%	10/28/27	6,646	6,867
	Sultanate of Oman	5.625%	1/17/28	3,980	3,942
	Sultanate of Oman	6.500%	3/8/47	11,541	10,772
	Sultanate of Oman	6.750%	1/17/48	19,205	18,469
					89,457
Pakistan (0.4%)
	Islamic Republic of Pakistan	8.875%	4/8/51	25,746	11,326

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Panama (3.1%)
	Republic of Panama	3.750%	3/16/25	3,448	3,337
	Republic of Panama	3.160%	1/23/30	7,000	6,127
[9]	Republic of Panama	4.300%	4/29/53	19,193	14,290
	Republic of Panama	4.500%	4/1/56	7,023	5,261
[9]	Republic of Panama	3.870%	7/23/60	60,094	39,759
	Republic of Panama	4.500%	1/19/63	13,887	10,160
					78,934
Paraguay (1.1%)
	Republic of Paraguay	5.000%	4/15/26	2,800	2,780
	Republic of Paraguay	4.700%	3/27/27	1,590	1,548
[9]	Republic of Paraguay	4.950%	4/28/31	19,067	18,339
[9]	Republic of Paraguay	5.400%	3/30/50	5,270	4,516
					27,183
Peru (4.4%)
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	203	199
	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	1,903	1,651
	Republic of Peru	2.783%	1/23/31	102,643	87,939
[14]	Republic of Peru	7.300%	8/12/33	79,210	22,361
					112,150
Philippines (0.4%)
[6]	Republic of Philippines	1.750%	4/28/41	16,378	11,619
Poland (1.8%)
	Republic of Poland	5.750%	11/16/32	15,482	16,245
[6]	Republic of Poland	3.875%	2/14/33	7,493	8,106
[6]	Republic of Poland	4.250%	2/14/43	18,900	20,271
	Republic of Poland	5.500%	4/4/53	2,159	2,179
					46,801
Romania (2.6%)
	Romania	5.250%	11/25/27	11,200	10,939
[6]	Romania	2.125%	3/7/28	4,600	4,349
[6]	Romania	6.625%	9/27/29	8,750	9,897
[6]	Romania	1.750%	7/13/30	39,975	33,163
[6]	Romania	2.750%	4/14/41	10,971	7,287
					65,635
Russia (0.2%)
[6,10]	Russian Federation	2.650%	5/27/36	11,900	4,657
Saudi Arabia (6.1%)
[5]	Kingdom of Saudi Arabia	4.750%	1/18/28	72,002	71,387
	Kingdom of Saudi Arabia	4.750%	1/18/28	16,100	15,970
	Kingdom of Saudi Arabia	5.500%	10/25/32	2,708	2,842
	Kingdom of Saudi Arabia	4.500%	10/26/46	10,782	9,453
	Kingdom of Saudi Arabia	4.625%	10/4/47	4,100	3,645
	Kingdom of Saudi Arabia	3.250%	11/17/51	14,355	10,064
[5]	Kingdom of Saudi Arabia	5.000%	1/18/53	46,785	43,366
					156,727
Senegal (0.9%)
[9]	Republic of Senegal	6.250%	5/23/33	9,282	7,781
[6,9]	Republic of Senegal	5.375%	6/8/37	2,946	2,142
[9]	Republic of Senegal	6.750%	3/13/48	18,256	13,118
					23,041
Serbia (1.0%)
[6]	Republic of Serbia	3.125%	5/15/27	27,413	26,773

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
South Africa (3.3%)
	Republic of South Africa	4.850%	9/30/29	12,234	10,754
[15]	Republic of South Africa	8.500%	1/31/37	318,850	12,939
	Republic of South Africa	5.650%	9/27/47	6,502	4,606
	Republic of South Africa	5.750%	9/30/49	61,238	43,426
[15]	Republic of South Africa	11.625%	3/31/53	266,905	13,370
					85,095
South Korea (0.3%)
	Korea Development Bank	4.000%	9/8/25	2,050	1,991
	Korea Gas Corp.	2.250%	7/18/26	310	282
	Korea National Oil Corp.	2.625%	4/14/26	2,087	1,934
	Korea National Oil Corp.	2.500%	10/24/26	3,160	2,881
	Korea South-East Power Co. Ltd.	1.000%	2/3/26	1,321	1,176
					8,264
Sri Lanka (0.8%)
[10]	Republic of Sri Lanka	6.125%	6/3/25	8,504	3,988
[10]	Republic of Sri Lanka	6.825%	7/18/26	12,679	5,946
[10]	Republic of Sri Lanka	6.750%	4/18/28	5,319	2,405
[10]	Republic of Sri Lanka	7.850%	3/14/29	14,755	6,670
[10]	Republic of Sri Lanka	7.550%	3/28/30	1,686	762
					19,771
Supranational (0.3%)
	Banque Ouest Africaine De Developpement	4.700%	10/22/31	8,800	7,161
Tunisia (0.3%)
	Tunisian Republic	5.750%	1/30/25	13,250	8,811
Turkey (1.6%)
	Republic of Turkey	5.750%	5/11/47	59,583	40,881
Ukraine (1.0%)
[10]	Ukraine	7.750%	9/1/25	11,800	2,971
[10]	Ukraine	8.994%	2/1/26	14,610	3,705
[10]	Ukraine	7.750%	9/1/26	18,898	4,536
[10]	Ukraine	7.750%	9/1/27	22,715	5,513
[10]	Ukraine	7.750%	9/1/28	12,465	2,997
[10]	Ukraine	9.750%	11/1/30	2,160	534
[10]	Ukraine	6.876%	5/21/31	5,900	1,348
[10]	Ukraine	7.375%	9/25/34	4,700	1,089
[10]	Ukraine	7.253%	3/15/35	8,200	1,904
[9,10]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	50	42
					24,639
United Arab Emirates (0.7%)
	Finance Department Government of Sharjah	6.500%	11/23/32	18,620	19,156
Uzbekistan (1.6%)
	Republic of Uzbekistan	4.750%	2/20/24	24,199	23,931
	Uzbekneftegaz JSC	4.750%	11/16/28	19,561	16,181
					40,112
Venezuela (0.0%)
[10]	Republic of Venezuela	11.750%	10/21/26	640	54
[10]	Republic of Venezuela	7.000%	3/31/38	1,500	128
					182
Vietnam (0.5%)
	Socialist Republic of Vietnam	4.800%	11/19/24	12,500	12,266
Total Sovereign Bonds (Cost $2,103,706)					1,890,429

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (4.0%)
Money Market Fund (4.0%)
[16]	Vanguard Market Liquidity Fund (Cost $102,908)	5.150%	1,029,368	102,916
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)
Options Purchased (0.0%)
Foreign Currency Options (0.0%)
Call Options
USD	RBC	7/13/23	CAD1.336	26,345	37
USD	RBC	7/13/23	CAD1.346	39,140	15
					52
Put Options
USD	RBC	7/13/23	CAD1.324	39,140	166
USD	RBC	7/13/23	CAD1.335	26,345	269
					435
Total Options Purchased (Cost $604)					487
Total Investments (99.8%) (Cost $2,812,449)					2,552,383
Other Assets and Liabilities—Net (0.2%)					4,822
Net Assets (100.0%)					2,557,205
Cost is in $000.
1	Securities with a value of $5,989,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $359,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $1,093,000 have been segregated as initial margin for open centrally cleared swap contracts.
4	Guaranteed by the Republic of Azerbaijan.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the aggregate value was $196,651,000, representing 7.7% of net assets.
6	Face amount denominated in euro.
7	Face amount denominated in Kazakhstan Tenge.
8	Face amount denominated in Swiss francs.
9	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
10	Non-income-producing security—security in default.
11	Step bond.
12	Face amount denominated in Indonesian rupiah.
13	Face amount denominated in Mexican pesos.
14	Face amount denominated in Peruvian soles.
15	Face amount denominated in South African rand.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
RBC—Royal Bank of Canada.
CAD—Canadian dollar.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2023	1,780	361,952	(1,395)
5-Year U.S. Treasury Note	September 2023	1,967	210,653	(2,366)
Long U.S. Treasury Bond	September 2023	162	20,559	34
				(3,727)

Short Futures Contracts
10-Year Japanese Government Bond	September 2023	(31)	(31,914)	(103)
10-Year U.S. Treasury Note	September 2023	(908)	(101,937)	1,013
Euro-Bobl	September 2023	(751)	(94,823)	1,466
Euro-Bund	September 2023	(60)	(8,756)	62
Ultra 10-Year U.S. Treasury Note	September 2023	(352)	(41,690)	327
Ultra Long U.S. Treasury Bond	September 2023	(258)	(35,144)	153
				2,918
				(809)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
BNP Paribas	7/5/23	BRL	124,621	USD	25,035	967	—
Morgan Stanley Capital Services Inc.	7/5/23	CAD	22,156	USD	16,710	16	—
State Street Bank & Trust Co.	7/3/23	IDR	1,375,000	USD	92	—	—
Toronto-Dominion Bank	9/20/23	MXN	385,461	USD	22,252	—	(79)
Morgan Stanley Capital Services Inc.	9/20/23	MXN	66,764	USD	3,855	—	(14)
Barclays Bank plc	9/20/23	PEN	46,633	USD	12,752	21	—
Citibank, N.A.	9/20/23	THB	448,748	USD	13,074	—	(316)
BNP Paribas	9/20/23	THB	410,504	USD	12,315	—	(644)
Barclays Bank plc	9/20/23	TRY	477,093	USD	19,690	—	(2,024)
Barclays Bank plc	12/20/23	TRY	107,426	USD	3,770	—	(47)
JPMorgan Chase Bank, N.A.	9/20/23	TRY	11,396	USD	468	—	(46)
BNP Paribas	7/5/23	USD	25,684	BRL	124,621	—	(318)
Morgan Stanley Capital Services Inc.	9/20/23	USD	41,051	CAD	54,107	155	—
Morgan Stanley Capital Services Inc.	9/20/23	USD	1,914	CHF	1,695	4	—
Citibank, N.A.	9/20/23	USD	24,484	CLP	19,734,244	109	—
Barclays Bank plc	9/20/23	USD	3,201	CZK	70,038	—	(2)
Bank of America, N.A.	9/20/23	USD	239,738	EUR	218,618	209	—
JPMorgan Chase Bank, N.A.	9/20/23	USD	12,919	EUR	11,745	51	—
BNP Paribas	9/20/23	USD	8,273	EUR	7,573	—	(24)

Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	9/20/23	USD	4,480	EUR	4,087	2	—
JPMorgan Chase Bank, N.A.	9/20/23	USD	16,966	IDR	253,717,026	55	—
JPMorgan Chase Bank, N.A.	9/20/23	USD	25,093	JPY	3,468,346	749	—
Royal Bank of Canada	9/20/23	USD	44,571	MXN	781,717	—	(397)
Standard Chartered Bank	9/20/23	USD	12,581	MXN	218,702	—	—
Morgan Stanley Capital Services Inc.	9/20/23	USD	35,244	PEN	129,597	—	(253)
Citibank, N.A.	9/20/23	USD	12,646	PHP	707,599	—	(146)
BNP Paribas	9/20/23	USD	12,780	THB	452,890	—	(96)
Barclays Bank plc	12/20/23	USD	20,310	TRY	551,789	1,188	—
UBS AG	9/20/23	USD	15,839	TRY	352,987	2,768	—
Barclays Bank plc	9/20/23	USD	13,700	TRY	343,011	999	—
Standard Chartered Bank	12/20/23	USD	939	TRY	26,135	33	—
Morgan Stanley Capital Services Inc.	9/20/23	USD	38,721	ZAR	717,979	887	—
Morgan Stanley Capital Services Inc.	9/20/23	USD	8,910	ZAR	169,648	—	(30)
Citibank, N.A.	9/20/23	USD	6,301	ZAR	117,273	121	—
						8,334	(4,436)
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
CZK—Czech koruna.
EUR—euro.
IDR—Indonesian rupiah.
JPY—Japanese yen.
MXN—Mexican peso.
PEN—Peruvian sol.
PHP—Philippine Peso.
THB—Thai baht.
TRY—Turkish lira.
USD—U.S. dollar.
ZAR—South African rand.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Federative Republic of Brazil/Ba2	6/21/28	MSCS	15,350	1.000	(498)	(977)	479	—
Petroleos Mexicanos/B1	6/21/24	BANA	19,740	1.000	(402)	(442)	40	—
Republic of Chile/A2	6/21/28	GSI	2,220	1.000	28	(16)	44	—
Republic of Chile/A2	6/21/28	MSCS	7,790	1.000	98	(78)	176	—

Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Republic of Philippines/Baa2	6/21/28	GSI	32,660	1.000	272	(136)	408	—
Republic of South Africa/Ba2	6/21/28	BANA	1,100	1.000	(77)	(83)	6	—
					(579)	(1,732)	1,153	—

Credit Protection Purchased
Federative Republic of Brazil	6/21/28	BARC	15,350	(1.000)	498	514	—	(16)
Petroleos Mexicanos	12/22/26	BARC	15,300	(1.000)	2,098	1,105	993	—
Republic of Turkey	6/21/28	BARC	22,700	(1.000)	3,404	4,328	—	(924)
					6,000	5,947	993	(940)
					5,421	4,215	2,146	(940)
1	Periodic premium received/paid quarterly.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At June 30, 2023, the counterparties had deposited in segregated accounts securities with a value of $10,689,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date[1]	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
5/20/25	5/20/24	285,900[2]	0.000[3]	(3.620)[4]	243	243
9/17/25	9/20/23	174,488,977[5]	3.205[6]	(0.000)[7]	(1,216)	(1,216)
9/20/28	9/20/23	72,517,619[5]	0.000[7]	(3.045)[6]	1,107	1,107
					134	134
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Face amount denominated in Israeli New Shekel.
3	Based on Tel Aviv Interbank Offered Rate as of the most recent reset date. Interest payment received/paid quarterly.
4	Interest payment received/paid at maturity.
5	Face amount denominated in Korean won.
6	Interest payment received/paid quarterly.
7	Based on South Korean Won 3 Month Certificate of Deposit Rate as of the most recent reset date. Interest payment received/paid quarterly.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system

(which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.
Options contracts on foreign currency are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
F. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
G.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of June 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	34,330	—	34,330
Corporate Bonds	—	524,221	—	524,221
Sovereign Bonds	—	1,890,429	—	1,890,429
Temporary Cash Investments	102,916	—	—	102,916
Options Purchased	—	487	—	487
Total	102,916	2,449,467	—	2,552,383
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,055	—	—	3,055
Forward Currency Contracts	—	8,334	—	8,334
Swap Contracts	1,350[1]	2,146	—	3,496
Total	4,405	10,480	—	14,885
Liabilities
Futures Contracts[1]	3,864	—	—	3,864
Forward Currency Contracts	—	4,436	—	4,436
Swap Contracts	1,216[1]	940	—	2,156
Total	5,080	5,376	—	10,456
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.